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                                                                    Exhibit 4(b)

                                  COMMON STOCK

Number                                                                    Shares

                                 ISNI.net, Inc.

              Incorporated Under The Laws of The State of Delaware

                                CUSIP 450287 10 7



This certifies that ___________________________________________________ is the
registered holder of__________________________________________________ Shares

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

                                 ISNI.net, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this _____ day of ________________ A.D. _____.



----------------------------                        ----------------------------
SECRETARY                                           PRESIDENT





JERSEY TRANSFER AND TRUST CO.
201 Bloomfield Ave., Box #36                        ----------------------------
Verona, New Jersey   07044                          AUTHORIZED SIGNATURE
                                                    TRANSFER AGENT

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         For Value Received, ________________________ hereby sell, assign and transfer unto _________________________________________________________________
___________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.